                     J.P. MORGAN FEDERAL MONEY MARKET FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411
                                                                    May 12, 2001

Dear Shareholder:

    A special meeting of the shareholders of J.P. Morgan Federal Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into JPMorgan Federal Money Market Fund II (formerly, Chase Vista Federal Money Market Fund) (the "Surviving Fund"), a series of Mutual Fund Trust ("MFT") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in the Surviving Fund. The investment objective and policies of the Merging Fund generally are similar to those of the Surviving Fund. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Federal Money Market Fund."

    After the proposed Reorganization, your investment will be in a larger combined fund with similar investment policies.

    The Surviving Fund has also entered into agreements and plans of reorganization with other money market funds whose assets are managed by J.P. Morgan Investment Management Inc. ("JPMIM") and which have identical investment objectives and policies to the Merging Fund (collectively, the "Concurrent Reorganization"). If the Concurrent Reorganization is approved by the shareholders of these other funds and certain other conditions are met, these funds will be reorganized into the Surviving Fund. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of JPMF.

    The investment adviser for the assets of the Merging Fund is JPMIM. The investment adviser for the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"). After the Reorganization, JPMFAM, the same investment adviser that currently is responsible for the Surviving Fund, will make the day-to-day investment decisions for your portfolio.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, the Concurrent Reorganization and a comparison of the Merging Fund and JPMF to the Surviving Fund and MFT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by the Merging Fund, JPMF, the Surviving Fund, MFT or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares in the Surviving Fund.

    The Proposals have been carefully reviewed by the Board of Trustees of JPMF, which has approved the Proposals.

    THE BOARD OF TRUSTEES OF JPMF UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

                                                                     1-NAPS 3888

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-521-5411.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, April 6, 2001. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on July 3, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Matthew Healey

                                          Matthew Healey
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, the Merging Fund will cease investing in The Federal Money Market Portfolio (the "Master Portfolio" in which it currently invests), will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, shares of the Surviving Fund. The Merging Fund will then be liquidated and those shares of the Surviving Fund will be distributed to shareholders. After the Reorganization, you will own shares in the Surviving Fund rather than the Merging Fund. The Surviving Fund invests directly in portfolio securities rather than in a master portfolio.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The Surviving Fund generally has similar investment objectives and policies to those of the Merging Fund. The principal differences are as follows:

                       SURVIVING FUND                                                        MERGING FUND
------------------------------------------------------------         ------------------------------------------------------------
-  The Surviving Fund's investment objective is to aim to            -  The Merging Fund's investment objective is to provide
   provide current income while still preserving capital and            high current income consistent with the preservation of
   maintaining liquidity.                                               capital and same-day liquidity.
-  Invests primarily in direct debt securities of the U.S.           -  Invests exclusively in U.S. Treasury Securities and in
   Treasury, including Treasury bills, bonds and notes, and             U.S. government agency obligations, the income from which
   debt securities that certain U.S. government agencies or             is generally free from state and local income taxes.
   authorities have either issued or guaranteed as to
   principal and interest.

    The Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment. However, please note that while the Merging Fund invests all of its assets in the Master Portfolio (which in turn invests in portfolio securities), the Surviving Fund invests directly in portfolio securities.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (or pre-waiver) total expense ratios are expected to be higher for your shares in the Surviving Fund than they are for your shares in the Merging Fund. However, the actual (or post-waiver) total expense ratios are expected to be the same or less for your shares in the Surviving Fund than they are for your shares in the Merging Fund. This is because The Chase Manhattan Bank, the Surviving Fund's administrator, has contractually agreed to waive fees payable to it and reimburse expenses so that the actual total operating expense will remain the same for at least THREE YEARS after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    Yes. JPMFAM, the investment adviser that currently manages the day-to-day investment activities of the Surviving Fund, will continue to manage that fund after the Reorganization.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by either the Merging Fund or the Surviving Fund (or shareholders of either fund).

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in the Surviving Fund.

HOW WILL THE PROPOSED CONCURRENT REORGANIZATION AFFECT MY INVESTMENT IF IT IS APPROVED BY THE SHAREHOLDERS OF THE OTHER FUNDS?

    If the Concurrent Reorganization is approved and certain other conditions are met, the assets and liabilities of the other merging funds will become the assets and liabilities of the Surviving Fund. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF TRUSTEES FOR JPMF IF AFTER THE REORGANIZATION I WILL OWN SHARES IN THE SURVIVING FUND, A SERIES OF MFT?

    Even if the Reorganization is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in JPMF, you are entitled to vote on the proposal. Shareholders of MFT are being asked to approve the same Trustees that are proposed for JPMF.

AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                     J.P. MORGAN FEDERAL MONEY MARKET FUND,
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

To the Shareholders of J.P. Morgan Federal Money Market Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Meeting") of the shareholders ("Shareholders") of J.P. Morgan Federal Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001 at 9:00 a.m. (Eastern time), for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and among JPMF, on behalf of the Merging Fund, Mutual Fund Trust ("MFT"), on behalf of JPMorgan Federal Money Market Fund II (formerly, Chase Vista Federal Money Market Fund) (the "Surviving Fund"), and J.P. Morgan Chase & Co., and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Premier/Select Class shares of the Surviving Fund (the "Surviving Fund Shares"); and (b) the distribution of such Surviving Fund Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 ITEM 2. To elect eight Trustees to serve as members of the Board of Trustees of JPMF.

 ITEM 3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

    Each proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JPMF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

May 12, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY 12, 2001

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                     J.P. MORGAN FEDERAL MONEY MARKET FUND,
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                BY AND IN EXCHANGE FOR PREMIER/SELECT SHARES OF
                     JPMORGAN FEDERAL MONEY MARKET FUND II
               (FORMERLY, CHASE VISTA FEDERAL MONEY MARKET FUND),
                         A SERIES OF MUTUAL FUND TRUST
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of J.P. Morgan Federal Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), into JPMorgan Federal Money Market Fund II (formerly, Chase Vista Federal Money Market Fund) (the "Surviving Fund"), a series of Mutual Fund Trust ("MFT"). If approved by shareholders of the Merging Fund, the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has generally similar investment objectives and policies to those of the Merging Fund, in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current shareholders of the Merging Fund (the "Merging Fund Shareholders") will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). JPMF and MFT are both open-end management investment companies offering shares in several portfolios. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Federal Money Market Fund."

    Under the proposed Reorganization, each Merging Fund Shareholder will receive Premier/Select Class shares (the "Surviving Fund Shares") of the Surviving Fund with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. The Surviving Fund currently has a multi-class structure under which it offers four classes of shares: the Reserves Class, Vista Class, Premier Class and Institutional Class shares. In connection with the Reorganization and the Concurrent Reorganization (defined below), the Surviving Fund will rename the Vista Class "Morgan Class," will rename the Institutional Class "Agency Class" will rename Premier Class "Premier/Select Class" and will introduce a new "Institutional Class" of shares.

    At the Meeting, you also will be asked to consider and vote upon the election of Trustees of JPMF.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") among JPMF, on behalf of the Merging Fund, MFT, on behalf of the Surviving Fund and J.P. Morgan Chase & Co., attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees for JPMF is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, at which meeting shareholders in the Merging Fund will be asked to consider and approve the proposed Reorganization Plan, certain transactions contemplated by the Reorganization Plan and certain other proposals. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the meeting of its Shareholders and also constitutes MFT's prospectus for Surviving Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFT and JPMF that an investor should know before voting on the proposals. The current Prospectus, Statement of Additional Information and Annual Report for the Merging Fund (including the Annual Report of The Federal Money Market Portfolio) and the preliminary Prospectus,

Statement of Additional Information and the current Annual Report and Semi-Annual Report of the Surviving Fund are incorporated herein by reference, and the preliminary Prospectus and current Annual Report and the Semi-Annual Report of the Surviving Fund are enclosed with this Combined Prospectus/ Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement dated May 12, 2001 containing additional information about MFT and JPMF has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information, as well as the Prospectus, Statement of Additional Information and Annual Report of the Merging Fund (including the Annual Report for The Federal Money Market Portfolio), may be obtained without charge by writing to JPMF at its address noted above or by calling 1-800-521-5411.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about May 12, 2001.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFT OR JPMF.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL 1: REORGANIZATION PLAN...................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     4
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     5
INVESTMENT POLICIES...............................     8
PURCHASES, REDEMPTIONS AND EXCHANGES..............    12
DISTRIBUTIONS AND TAXES...........................    14
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S ORGANIZATION STRUCTURE....................    15
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    16
PROPOSAL 2: ELECTION OF TRUSTEES..................    18
INFORMATION RELATING TO VOTING MATTERS............    23
ADDITIONAL INFORMATION ABOUT MFT..................    25
ADDITIONAL INFORMATION ABOUT JPMF.................    25
FINANCIAL STATEMENTS AND EXPERTS..................    25
OTHER BUSINESS....................................    26
LITIGATION........................................    26
SHAREHOLDER INQUIRIES.............................    26
APPENDIX A--AGREEMENT AND PLAN OF
  REORGANIZATION..................................   A-1

                                  INTRODUCTION
GENERAL

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of JPMF of proxies to be used at a Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York (together with any adjournments thereof, the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you. It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about May 12, 2001.

                                  PROPOSAL 1:
                              REORGANIZATION PLAN

    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and of funds advised by its subsidiaries. At the Meeting, Merging Fund Shareholders will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated May 11, 2001 among JPMF, on behalf of the Merging Fund, MFT, on behalf of the Surviving Fund (the Merging Fund and the Surviving Fund are collectively defined as the "Funds"), and JPMC pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Surviving Fund Shares. As a result of the Reorganization, Merging Fund Shareholders will become shareholders of the Surviving Fund and will receive Surviving Fund Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Federal Money Market Fund." Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's preliminary Prospectus, and current Annual Report and Semi-Annual Report are enclosed with this Combined Prospectus/Proxy Statement.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
1.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the joint meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy and (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the JPMF Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus, Statement of Additional Information, and Annual Report of the Merging Fund (including the Annual Report of The Federal Money Market Portfolio), the preliminary Prospectus and Statement of Additional Information and the current Annual and the Semi-Annual Reports of the Surviving Fund, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund in exchange for shares of the Surviving Fund.

    Under the proposed Reorganization, each Merging Fund Shareholder will receive a number of Premier Class shares of the Surviving Fund with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Merging Fund Shares on such date. Therefore, following the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders. See "Information Relating to the Proposed Reorganization."

    The Surviving Fund has investment objectives, policies and restrictions generally similar to the Merging Fund.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of the Surviving Fund both before and after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the two Funds with generally similar investment objectives and policies, and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFT Board and the JPMF Board, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because each Fund's board believes it is in the best interests of its shareholders.

CONCURRENT REORGANIZATION

    The Merging Fund currently invests all of its investable assets in The Federal Money Market Portfolio (the "Master Portfolio"), which has identical investment objectives and policies as the Merging Fund and which is advised by J.P. Morgan Investment Management Inc. ("JPMIM"). J.P. Morgan Institutional Service Federal Money Market Fund, and J.P. Morgan Institutional Federal Money Market Fund, each a series of J.P. Morgan Institutional Funds, each have identical investment objectives and policies as the Merging Fund (the "Feeder Portfolios") and also currently invest all of their assets in the Master Portfolio. The Surviving Fund has entered into substantially similar agreements and plans of reorganization with each Feeder Portfolio (collectively, the "Concurrent Reorganization"). If each of the Reorganization and the Concurrent Reorganization is approved by the shareholders of the Merging Fund, and each Feeder Portfolio, respectively, and certain other conditions are met, the Merging Fund and the Feeder Portfolios will be reorganized into the Surviving Fund and the Merging Fund and the Feeder Portfolios will no longer invest their assets in the Master Portfolio. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund. The holding period and tax basis of Surviving Fund Shares received by a shareholder of the Merging Fund will be the same as the holding period and tax basis of such shareholder's shares of the Merging Fund. In addition, the holding period and tax basis of those assets owned by the Merging Fund and transferred to the Surviving Fund will be identical for the Surviving Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT ADVISERS

    The investment adviser for the Master Portfolio (and therefore the assets of the Merging Fund and the Feeder Portfolios) is JPMIM. The investment adviser for the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"). JPMFAM and JPMIM are each wholly-owned subsidiaries of JPMC. JPMFAM will continue to serve as investment adviser following the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

    The Surviving Fund's investment objective is to aim to provide current income while still preserving capital and maintaining liquidity. THE MERGING FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND SAME-DAY LIQUIDITY. See "Risk Factors" and "Investment Restrictions."

    The investment policies of the Surviving Fund are generally similar to those of the Merging Fund, although the Surviving Fund invests its assets directly in portfolio securities, while the Merging Fund invests its assets in the Master Portfolio, which in turn invests in portfolio securities. The Surviving Fund invests primarily in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and debt securities that certain U.S. government agencies or authorities have either issued or guaranteed as to principal and interest. The dollar weighted average maturity of the Surviving Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less. The Surviving

Fund invests only in securities issued and payable in U.S. dollars. THE MERGING FUND INVESTS EXCLUSIVELY IN U.S. TREASURY SECURITIES AND IN U.S. GOVERNMENT AGENCY OBLIGATIONS THE INCOME FROM WHICH IS GENERALLY FREE FROM STATE AND LOCAL INCOME TAXES. Each Fund seeks to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of money market securities. The Surviving Fund attempts to keep its net asset value at $1.00, although there is no guarantee it will be able to do so. In general, the value of a money market investment tends to fall when prevailing interest rates rise, although it tends to be less sensitive to interest rate changes than the value of longer-term securities. Additionally, investments in the Surviving Fund may not earn as high a current income as longer-term or lower-quality securities. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund is JPMFAM. JPMFAM oversees the asset management of the Surviving Fund. As compensation for its services, JPMFAM receives a management fee from the Surviving Fund at an annual rate of 0.10% of average daily net asset. The Merging Fund currently pays a management fee at an annual rate of 0.20% of the first $1 billion of average daily net assets and 0.10% of average daily net assets for assets over $1 billion. Following the Reorganization, JPMIM will manage the Surviving Fund's assets and will receive a fee at an annual rate of 0.10% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the distributor for the Surviving Fund. The Chase Manhattan Bank ("Chase") serves as shareholder servicing agent, administrator, fund accountant and custodian, an affiliate of the Distributor serves as sub-administrator and DST Systems, Inc. ("DST") serves as transfer agent and dividend disbursing agent for the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, The Bank of New York ("BONY") will become the Surviving Fund's fund accountant and custodian. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

ADMINISTRATOR

    As of August 11, 2001, Chase will receive an administration fee from the Surviving Fund of 0.10% of average daily net assets for complex wide money market fund assets up to $100 billion and 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays Morgan, its administrator, a fee at an effective rate of 0.048% of its average daily net assets.

ORGANIZATION

    Each of MFT and JPMF is organized as a Massachusetts business trust. The Merging Fund is organized as a series of JPMF, and the Surviving Fund is organized as a series of MFT.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of shares of the Surviving Fund will be as described in this Combined Prospectus/Proxy Statement and in the Surviving Fund's Prospectus and Statement of Additional Information.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense reimbursement arrangements, and (ii) estimated fees and expenses on a pro forma basis for the Surviving Fund after giving effect to the proposed Reorganization and the Concurrent Reorganization. Under the proposed Reorganization, holders of shares in the Merging Fund will receive Premier/Select Class shares in the Surviving Fund. The Surviving Fund currently has four classes of shares (which will not be distributed to Merging Fund shareholders as a result of the Reorganization and, therefore, no information on these classes is shown below):
Reserves Class, Vista Class, Premier Class and Institutional Class. In connection with the Reorganization and Concurrent Reorganization, the Surviving Fund will rename the Vista Class "Morgan Class," will rename the Institutional Class "Agency Class" will rename the Premier Class "Premier/Select Class" and will introduce a new "Institutional Class" of shares.

    The table indicates that while the contractual (pre-waiver) total expense ratio for current shareholders of the Merging Fund will be higher following the Reorganization, the actual (post-waiver) total expense ratio for current shareholders of the Merging Fund is anticipated to be less or stay the same for at least three years following the Reorganization. This is because Chase, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for three years after the Reorganization.

                                                    THE MERGING
                                                       FUND
                                                    -----------
                                                      SHARES
                                                    -----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) when you buy shares,
  shown as % of the offering price                   None
  Maximum Deferred Sales Charge (Load) shown as
  lower of original purchase price or redemption
  proceeds                                           None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.13%
Distribution (12b-1) Fees                            None
Other Expenses                                         0.34%
                                                       ----
Total Annual Fund Operating Expenses                   0.47%
                                                       ====

    The table does not reflect charges or credits which you might incur if you invest through a financial institution.

                                                        THE SURVIVING FUND
                                                    ---------------------------
                                                          PRO FORMA WITH
                                                            CONCURRENT
                                                          REORGANIZATION
                                                    ---------------------------
                                                    PREMIER/SELECT CLASS SHARES
                                                    ---------------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOU INVESTMENT)
  Maximum Sales Charge (Load) when you buy shares,
  shown as % of the offering price                       None
  Maximum Deferred Sales Charge (Load) shown as
  lower of original purchase price or redemption
  proceeds                                               None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                0.10%
Distribution (12b-1) Fees                                None
Other Expense                                                  0.38%
                                                               ----
Total Annual Fund Operating Expense                            0.48%
                                                               ====
Fee Waivers and Expense Reimbursements(A)                      0.03%
                                                               ----
Net Expenses                                                   0.45%
                                                               ====

---------------------

(A) Reflects an agreement by Chase, an affiliate of JPMC, to reimburse the Surviving Fund to the extent operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% of average daily net assets with respect to Premier
     Shares for three years after the Reorganization.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of each period;

    - your investment has a 5% return each year; and

    - you pay net expenses for three years after the Reorganization and total annual operating expenses thereafter as indicated in the table above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
THE MERGING FUND                 $ 48    $151     $263     $  591
PRO FORMA THE SURVIVING FUND
  WITH CONCURRENT
  REORGANIZATION
  Premier/Select Shares          $ 46    $144     $259     $  595

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund generally has investment policies and investment restrictions similar to those of the Merging Fund. Therefore, there should be similarities between the risk factors associated with the Surviving Fund and the Merging Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

    The Surviving Fund attempts to keep its net asset value constant, but there is no guarantee it will be able to do so. Investments in the Surviving Fund are not bank deposits or obligations of, or guaranteed or endorsed by, Chase or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Surviving Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Surviving Fund.

    The value of a money market investment tends to fall when prevailing interest rates rise, although it tends to be generally less sensitive to interest rate changes than the value of longer-term securities. Although the Surviving Fund seeks to be fully invested, it may at times hold some of its assets in cash, which could hurt the Fund's performance. Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    In connection with the Reorganization and the Concurrent Reorganization, the Merging Fund and the Feeder Portfolios will cease investing in the Master Portfolio. The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, MFT will issue at the Effective Time of the Reorganization full and fractional Agency Class shares of the Surviving Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Merging Fund as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Surviving Fund Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Premier Class shares with a total net asset value equal to the net asset value of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund.

    The Surviving Fund expects to maintain most of the portfolio investments of the Merging Fund in light of the similar investment policies of the Merging Fund and the Surviving Fund.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Merging Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on or about September 1, 2001 or such other date as is agreed to by the parties.

    In addition, the consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

    The expenses of the Funds in connection with the Reorganization will be borne by JPMC.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS

    The JPMF Board met January 23 and 24 and on March 26 and 27, 2001 and the MFT Board met on February 22 and April 3, 2001, and each considered and discussed the proposed Reorganization. The Trustees of each Board discussed the advantages of reorganizing the Merging Fund into the Surviving Fund.

    The Board of each trust has determined that it is in the best interests of its Fund's shareholders to combine the Merging Fund with the Surviving Fund. This Reorganization is part of the general integration of the J.P. Morgan and former Chase Vista funds into a single mutual fund complex. In reaching the conclusion that the Reorganization is in the best interests of the Fund's shareholders, each Board considered a number of factors including, among others: the terms of the Reorganization Plan; a comparison of each Fund's historical and projected expense ratios; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated effect of such Reorganization on the relevant Fund and its shareholders; the investment advisory services supplied by the Surviving Fund's investment adviser; the management and other fees payable by the Surviving Fund; the similarities and differences in the investment objectives and policies of the Merging Fund and the Surviving Fund; and the recommendations of the relevant Fund's current investment adviser with respect to the proposed Reorganization. In addition, the Merging Fund's Board took into account that, notwithstanding the fact that the Surviving Fund pays a higher administration fee than the Merging Fund, Chase agreed to cap the total expenses as set forth in the expense table above and to institute a breakpoint in the administration fee from 0.10% of average daily net assets for complex wide money market fund assets up to $100 billion to 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays its administrator, Morgan, a fee at an effective rate of 0.048% of its average daily net assets.

    Each Board also considered additional benefits expected to arise out of the integration of the J.P. Morgan and Chase Vista mutual fund complexes. Among these benefits, the Boards considered: (1) Surviving Fund shareholders would be able to exchange into a larger number and greater variety of funds; (2) the administrator's intent to enhance its ability effectively to monitor and oversee the quality of all Fund service providers, including the investment adviser, distributor, custodian and transfer agent; (3) the administrator's undertaking to waive fees or reimburse the Surviving Fund's expenses in order that the total expense ratio of each share class of the Merging Fund does not increase during the period specified in the expense table; (4) the fact that all costs and expenses of the Reorganization would be borne by JPMC; and (5) the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as it believed to be relevant, and in light of its fiduciary duties under federal and state law, each Board determined that the proposed Reorganization is in the best interests of the applicable Fund and its shareholders, determined the interests of the shareholders would not be diluted as a result of the Reorganization, approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Merging Fund Shareholders for approval.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The JPMF Board has not determined what action the Merging Fund will take in the event Shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

INFORMATION RELATING TO CONCURRENT REORGANIZATION

    The terms and conditions under which the Concurrent Reorganization may be consummated are set forth in reorganization plans which are substantially similar to the Reorganization Plan you are considering. As a result of the Reorganization and the Concurrent Reorganization, the Merging Fund and the Feeder Portfolios will no longer invest their assets in the Master Portfolio. The consummation of the Reorganization is contingent upon the simultaneous consummation of the Concurrent Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that JPMF receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for the Surviving Fund Shares and the liquidating distributions to shareholders of the Surviving Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, the Merging Fund and the Surviving Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Merging Fund as a result of such transaction; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Merging Fund Shareholders on the distribution to the Merging Fund Shareholders of the Surviving Fund Shares solely in exchange for their Merging Fund Shares;
(v) the aggregate basis of shares of the Surviving Fund received by a shareholder of the Merging Fund will be the same as the aggregate basis of such Merging Fund Shareholder's Merging Fund Shares immediately prior to the Reorganization; (vi) the basis of the Surviving Fund in the assets of the Merging Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of the Merging Fund immediately before such transaction; (vii) a Merging Fund Shareholder's holding period for the Surviving Fund Shares will be determined by including the period for which such Merging Fund Shareholder held the Merging Fund Shares exchanged therefor, provided that the Merging Fund Shareholder held such Merging Fund Shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Merging Fund.

    JPMF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization as well as other funds as a result of the Concurrent Reorganization, the total capitalization of the Surviving Fund after the Reorganization and the Concurrent Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of February 28, 2001: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization and the Concurrent Reorganization. There is, of course, no assurance that the Reorganization and the Concurrent Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently has four classes of shares: Reserves Class, Vista Class, Premier Class and Institutional Class. In connection with the Reorganization, the Surviving Fund will rename the Vista Class the "Morgan Class," will rename the Institutional Class "Agency Class" will rename the Premier Class "Premier/Select Class" and will introduce a new "Institutional Class" of shares.

                                 CAPITALIZATION
                    PRO FORMA WITH CONCURRENT REORGANIZATION
              (AMOUNTS IN THOUSANDS EXCEPT NAV PER SHARE AMOUNTS)

                                BENEFICIAL                             NET ASSET
                                 INTEREST      SHARES                  VALUE PER
                                OUTSTANDING  OUTSTANDING  NET ASSETS     SHARE
                                -----------  -----------  -----------  ---------
J.P. MORGAN FUNDS
J.P. Morgan Federal Money
  Market Fund (Merging Fund)     1,920,547       --        1,920,590     $1.00
J.P. Morgan Institutional
  Federal Money Market Fund      2,197,615       --        2,197,648     $1.00
J.P. Morgan Institutional
  Service Federal Money Market
  Fund                              17,167       --           17,172     $1.00
JPMORGAN FEDERAL MONEY MARKET
  FUND II
Vista (Renamed Morgan)                          673,027      673,013     $1.00
Premier (Renamed
  Premier/Select)                               312,286      312,277     $1.00
Institutional (Renamed Agency)                  906,471      906,486     $1.00
Reserve                                               1            1     $1.00
PRO FORMA THE SURVIVING FUND
  COMBINED WITH
  CONCURRENT REORGANIZATION
Agency                                          906,471      906,486     $1.00
Morgan                                          673,028      673,014     $1.00
Premier/Select                                2,250,000    2,250,039     $1.00
Institutional                                 2,197,615    2,197,648     $1.00

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of the Surviving Fund. Except as noted below, the Merging Fund generally has similar investment policies to those of the Surviving Fund. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

OBJECTIVE

    The Surviving Fund's investment objective is to aim to provide current income while still preserving capital and maintaining liquidity. THE MERGING FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND SAME-DAY LIQUIDITY. The Surviving Fund cannot change its objective without shareholder approval. THE MERGING FUND MAY CHANGE ITS OBJECTIVE WITHOUT SUCH APPROVAL. SHAREHOLDERS OF THE SURVIVING FUND CURRENTLY ARE CONSIDERING A PROPOSAL THAT, IF PASSED AT A SHAREHOLDER MEETING TO BE HELD THE SAME DAY AS THE MEETING OF THE MERGING FUND, WOULD ALLOW THE SURVIVING FUND TO CHANGE ITS OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

MAIN INVESTMENT STRATEGIES

    The Surviving Fund invests its assets directly in portfolio securities. THE MERGING FUND INVESTS ITS ASSETS IN THE MASTER PORTFOLIO, WHICH IN TURN INVESTS IN PORTFOLIO SECURITIES.

    The Surviving Fund invests primarily in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and debt securities that certain U.S. government agencies or authorities have either issued or guaranteed as to principal and interest. The Surviving Fund does not enter into repurchase agreements. THE MERGING FUND INVESTS EXCLUSIVELY IN U.S. TREASURY SECURITIES AND IN U.S. GOVERNMENT AGENCY OBLIGATIONS THE INCOME FROM WHICH IS GENERALLY FREE FROM STATE AND LOCAL INCOME TAXES.

    The Surviving Fund seeks to maintain a net asset value of $1.00 per share.

    The dollar weighted average maturity of the Surviving Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

    The Surviving Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

    The Surviving Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by JPMFAM. The Surviving Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

INVESTMENT RESTRICTIONS

    The Surviving Fund and the Merging Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund, which means the vote of the lesser of (i) 67% or more of the voting shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting shares of a Fund are present or represented by proxy, and (ii) more than 50% of the outstanding voting shares of a Fund.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund is subject to a similar non-     The Merging Fund may not make any investment
fundamental restriction.                            inconsistent with its classification as a
                                                    diversified investment company under the 1940 Act.

The Surviving Fund may not purchase the securities  The Merging Fund may not purchase any security
of any issuer (other than securities issued or      that would cause it to concentrate its investments
guaranteed by the U.S. government or any of its     in the securities of issuers primarily engaged in
agencies or instrumentalities, or repurchase        any particular industry except as permitted by the
agreements secured thereby) if, as a result, more   Commission.
than 25% of the Surviving Fund's total assets
would be invested in the securities of companies
whose principal business activities are in the
same industry. Notwithstanding the foregoing, (i)
with respect to the Surviving Fund's permissible
futures and options transactions in U.S.
Government securities, positions in such options
and futures shall not be subject to this
restriction; and (ii) the Surviving Fund may
invest more than 25% of its total assets in
obligations issued by banks, including U.S. banks.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may not borrow money, except     The Merging Fund may not borrow money, except to
for temporary or emergency purposes, or by          the extent permitted by applicable law.
engaging in reverse repurchase transactions, in an
amount not exceeding 33% of the value of its total
assets at the time when the loan is made and may
pledge, mortgage or hypothecate no more than 1/3
of its net assets to secure such borrowings. Any
borrowings representing more than 5% of the
Surviving Fund's total assets must be repaid
before the Surviving Fund may make additional
investments.

The Surviving Fund may not purchase or sell         The Merging Fund may not purchase or sell
physical commodities unless acquired as a result    commodities or commodity contracts unless acquired
of ownership of securities or other instruments     as a result of ownership of securities or other
but this shall not prevent the Fund from (i)        instruments issued by persons that purchase or
purchasing or selling options and futures           sell commodities or commodities contracts; but
contracts or from investing in securities or other  this shall not prevent the Merging Fund from instruments backed by physical commodities or (ii)  purchasing, selling and entering into financial
engaging in forward purchases or sales of foreign   futures contracts (including futures contracts on
currencies or securities.                           indices of securities, interest rates and
                                                    currencies), options on financial futures
                                                    contracts (including futures contracts on indices
                                                    of securities, interest rates and currencies),
                                                    warrants, swaps, forward contracts, foreign
                                                    currency spot and forward contracts or other
                                                    derivative instruments that are not related to
                                                    physical commodities.

The Surviving Fund may not make loans, except that  The Merging Fund may make loans to other persons, the Surviving Fund may: (i) purchase and hold debt  in accordance with the Fund's investment objective
instruments (including without limitation, bonds,   and policies and to the extent permitted by
notes, debentures or other obligations and          applicable law.
certificates of deposit, bankers' acceptances and
fixed time deposits) in accordance with its
investment objectives and policies; (ii) enter
into repurchase agreements with respect to
portfolio securities; and (iii) lend portfolio
securities with a value not in excess of one-third
of the value of its total assets. SHAREHOLDERS OF
THE SURVIVING FUND CURRENTLY ARE CONSIDERING A
PROPOSAL THAT, IF PASSED AT A SHAREHOLDER MEETING
TO BE HELD THE SAME DAY AS THE MEETING OF THE
MERGING FUND, WOULD ADOPT A FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING LOANS THAT IS IDENTICAL TO
THE MERGING FUND'S RESTRICTION.

    Neither Fund may issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

    Neither Fund may underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended.

    Neither Fund may purchase or sell real estate (including, for the Surviving Fund, real estate limited partnerships), except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate.

    Notwithstanding any other investment policy or restriction, the Surviving Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Surviving Fund. Although the Merging Fund currently invests all of its investable assets in the Master Portfolio, following the Reorganization, the Merging Fund will invest directly in portfolio securities.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Surviving Fund and/or the Merging Fund and may be changed by their respective Trustees.

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund may not invest more than 10% of  The Merging Fund may not acquire any illiquid
its net assets in illiquid securities. For          securities, such as repurchase agreements with
purposes of this non-fundamental restriction,       more than seven days to maturity or fixed time
"illiquid securities" include securities            deposits with a duration of over seven calendar
restricted as to resale unless they are determined  days, if as a result thereof, more than 10% of the
to be readily marketable in accordance with the     market value of the Merging Fund's total assets
procedures established by the Board of Trustees.    would be in investments which are illiquid.

The Surviving Fund may not make short sales of      The Merging Fund may not purchase securities on
securities, other than short sales "against the     margin, make short sales of securities, or
box," or purchase securities on margin except for   maintain a short position, provided that this
short-term credits necessary for clearance of       restriction shall not be deemed to be applicable
portfolio transactions, provided that this          to the purchase or sale of when-issued or delayed
restriction will not be applied to limit the use    delivery securities.
of options, futures contracts and related options,
in the manner otherwise permitted by the
investment restrictions, policies and investment
program of the Fund. The Surviving Fund has no
current intention of making short sales against
the box.

The Surviving Fund may not, with respect to 75% of  The Merging Fund is not subject to a similar non-
its assets, hold more than 10% of the outstanding   fundamental restriction, although as a matter of
voting securities of any issuer or invest more      fundamental policy the Merging Fund may not make
than 5% of its assets in the securities of any one  any investment inconsistent with its
issuer (other than obligations of the U.S.          classification as a diversified investment company
Government, its agencies and instrumentalities).    under the 1940 Act.

The Surviving Fund may invest up to 5% of its       The Merging Fund may not acquire securities of
total assets in the securities of any one           other investment companies, except as permitted by
investment company, but may not own more than 3%    the 1940 Act or any order pursuant thereto.
of the securities of any one investment company or
invest more than 10% of its total assets in the
securities of other investment companies.

The Surviving Fund may not purchase or sell         The Merging Fund is not subject to a similar non-
interests in oil, gas or mineral leases.            fundamental restriction.

The Surviving Fund may not write, purchase or sell  The Merging Fund is not subject to a similar non-
any put or call option or any combination thereof,  fundamental restriction.
provided that this shall not prevent (i) the
writing, purchasing or selling of puts, calls or
combinations thereof with respect to portfolio
securities or (ii) with respect to the Surviving
Fund's permissible futures and options
trans-actions, the writing, purchasing, ownership,
holding or selling of futures and options
positions or of puts, calls or combinations
thereof with respect to futures.

The Surviving Fund will not invest more than 25%    The Merging Fund is not subject to a similar non-
of its total assets in obligations issued by        fundamental restriction.
foreign banks (other than foreign branches of U.S.
banks).

                  SURVIVING FUND                                       MERGING FUND
--------------------------------------------------  --------------------------------------------------
The Surviving Fund is not subject to a similar      The Merging Fund may not borrow money (not
non-fundamental restriction, although it is         including reverse repurchase agreements), except
subject to the fundamental restriction regarding    from banks for temporary or extraordinary or
borrowing described above.                          emergency purposes and then only in amounts up to
                                                    10% of the value of the Fund's total assets, taken
                                                    at cost at the time of such borrowing (and
                                                    provided that such borrowings and reverse
                                                    repurchase agreements do not exceed in the
                                                    aggregate one-third of the market value of the
                                                    Fund's total assets less liabilities other than
                                                    the obligations represented by the bank borrowings
                                                    and reverse repurchase agreements). The Merging
                                                    Fund may not mortgage, pledge, or hypothecate any
                                                    assets except in connection with any such
                                                    borrowing and in amounts up to 10% of the value of
                                                    the Fund's net assets at the time of such
                                                    borrowing. The Fund will not purchase securities
                                                    while borrowings exceed 5% of the Fund's total
                                                    assets; provided, however, that the Fund may
                                                    increase its interest in an open-end management
                                                    investment company with the same investment
                                                    objective and restrictions as the Fund while such
                                                    borrowings are outstanding. This borrowing
                                                    provision is included to facilitate the orderly
                                                    sale of portfolio securities, for example, in the
                                                    event of abnormally heavy redemption requests, and
                                                    is not for investment purposes.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of shares will be those of the Surviving Fund, which are generally similar to those of the Merging Fund. The following discussion applies to Premier/Select Class shares. This section is qualified in its entirety by the discussion in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF PREMIER/SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund seeks to maintain a stable NAV of $1.00. The Surviving Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different from the price the Surviving Fund would receive if it sold the investment.

    The NAV of each class of shares is generally calculated as of 2:00 p.m. Eastern time each day the Surviving Fund is accepting purchase orders.

    A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If an order is sent in proper form by the Surviving Fund's cut-off time (or such other time as determined by your financial intermediary), it will be processed at that day's price and you will be entitled to all dividends declared on that day. If your order is received after the cut-off time, it generally will be processed at the next day's price. If you pay by check before the cut-off time, your order generally will be processed the next day the Surviving Fund is open for business. Normally, the cut-off (in Eastern time) is 2:00 p.m. A later cut-off time may be permitted for investors buying their shares through Chase or a bank affiliate of Chase so long as such later cut-off time is before the Fund's NAV is calculated. If you buy through an agent and not directly from the Center, the agent could set earlier cut-off times. The Surviving Fund can set an earlier cut-off time if the Public Securities Association recommends that the U.S. Government securities market close trading early. You must provide a Taxpayer Identification Number when you open an account.

    The Surviving Fund has the right to reject any purchase order for any reason.

    Premier/Select Class Shares are available only to qualified investors. These are defined as institutions, trusts, partnerships, corporations, certain retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which has investment authority over such accounts, as well as individuals who meet the Surviving Fund's minimum investment requirements. Shareholders receiving Premier/Select Class shares in the Reorganization will be permitted to purchase additional Premier/Select Class Shares in the future.

    The investment minimum for Premier/Select Class Shares is $100,000. However, shareholders who receive Premier/Select Class Shares as a result of the Reorganization may purchase new Premier/Select Class Shares in the Surviving Fund and may purchase Premier/Select Class Shares in other JPMorgan Funds with an investment minimum of $2,500. Orders by wire will be canceled if the Center does not receive payment by 2:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Premier/Select Class Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE PREMIER/SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Surviving Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Surviving Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the cut-off time, the Surviving Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days, only when permitted by federal securities laws.

    A shareholder who purchased through an investment representative or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly by calling 1-800-622-4273 or contact your financial intermediary.

EXCHANGING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF PREMIER/SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Premier/Select Class Shares of the Surviving Fund may be exchanged for shares of the same class in certain other JPMorgan Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of the Surviving Fund. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE SURVIVING FUND

    For Premier/Select Class Shares, if the balance falls below the applicable investment minimum for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    MFT, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Premier/Select Class Shares held by investors serviced by the shareholder servicing agent.

    JPMFAM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    The Surviving Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Surviving Fund shares may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    The Surviving Fund declares dividends daily and distributes any net investment income at least monthly. Net capital gain is distributed annually. You have two options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Fund shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't notify us otherwise, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
                AND THE SURVIVING FUND'S ORGANIZATION STRUCTURE

    There are no material differences in the organizational structure of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE MERGING FUND

    The Merging Fund is organized as a series of JPMF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMF's operations are governed by JPMF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of MFT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of its trust documents, the business of the Merging Fund is managed by JPMF's Trustees and the business of the Surviving Fund is managed by MFT's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities.

    Information concerning the current Trustees and officers of MFT and JPMF is set forth in the Funds' respective Statements of Additional Information, which are incorporated herein by reference.

SHARES OF FUNDS

    Each of MFT and JPMF is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is one series of a trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either MFT or JPMF participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have proportionate rights to full shares. Expenses of MFT or JPMF that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its board to be fair and equitable. Generally, shares of each will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including for the election of Trustees. Neither MFT nor JPMF is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFT or JPMF.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of MFT are entitled to one vote (or a fraction thereof) for each share (or a fraction thereof) owned on the record date, and shareholders of JPMF are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    A vacancy in the Board of either MFT or JPMF resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of two-thirds of the outstanding shares (in the case of MFT), or voting shares (in the case of JPMF) of each portfolio of that trust. A meeting of shareholders shall be held upon the written request of not less than 10% of the outstanding shares (in the case of MFT), or voting shares (in the case of JPMF) entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFT or JPMF could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFT and JPMF disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of MFT and JPMF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFT and JPMF, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFT and JPMF, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of MFT and JPMF are available without charge upon written request to that trust.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the investment adviser of the Master Portfolio (and therefore the Merging Fund's assets) is JPMIM. Pursuant to an Advisory Agreement, the investment adviser of the Surviving Fund is JPMFAM.

DESCRIPTION OF JPMFAM

    JPMFAM is an indirect wholly-owned subsidiary of JPMC, incorporated under the laws of Delaware. JPMFAM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. As of March 31, 2001, JPMFAM and certain of its affiliates (including JPMIM) provided investment management services with respect to assets of approximately $607.7 billion.

    Under the Advisory Agreement, JPMFAM is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMFAM's responsibilities under the Advisory Agreement include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. Under the Advisory Agreement, JPMFAM is obligated to furnish employees, office space and facilities required for the operation of the Surviving Fund. The services provided to the Surviving Fund by JPMFAM are substantially similar to the services currently provided to the Master Portfolio by JPMIM.

   EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMFAM a monthly management fee based upon the net assets of the Surviving Fund. The annual rate of this management fee is 0.10%. The Merging Fund currently pays JPMIM 0.20% of the first $1 billion of average daily net assets and 0.10% of average daily net assets in excess of $1 billion with respect to its assets in the Master Portfolio. JPMFAM may waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMFAM or any of its affiliates); fees payable to the Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   SUBCONTRACTING. JPMFAM is authorized by the Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by JPMFAM, not by the Surviving Fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

   LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMFAM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFT or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

   DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFT or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the MFT Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMFAM, and by JPMFAM on 60 days' written notice to MFT.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMFAM, as the investment adviser to the Surviving Fund, has responsibilities with respect to the Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFT Board.

    Under the Advisory Agreement, JPMFAM, subject to the general supervision of the Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for the Surviving Fund with brokers and dealers selected by JPMFAM. These brokers and dealers may include brokers or dealers affiliated with JPMFAM to the extent permitted by the 1940 Act and MFT's policies and procedures applicable to the Fund. JPMFAM shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, JPMFAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to JPMFAM, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall JPMFAM be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall JPMFAM be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by JPMFAM or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to JPMFAM, the Fund and/or the other accounts over which JPMFAM exercises investment discretion. JPMFAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if JPMFAM determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of JPMFAM with respect to accounts over which it exercises investment discretion. JPMFAM shall report to the Board regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for the Fund, JPMFAM may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in JPMFAM's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFT's registration statement, as the case may be, and the Fund's Prospectus and Statement of Additional Information. In such event, JPMFAM will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which JPMFAM exercises investment discretion. Conversely, MFT or any of its portfolios may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

OTHER SERVICES

    The Distributor is a wholly owned, indirect subsidiary of BISYS Fund Services, Inc., which currently serves as the distributor for both the Surviving Fund and the Merging Fund and as sub-administrator for the Surviving Fund. An affiliate of the Distributor is the sub-administrator for the Merging Fund. The Distributor is unaffiliated with JPMC or any of its subsidiaries.

    Chase serves as administrator, shareholder servicing agent, fund accountant and custodian, and DST serves as transfer agent and dividend disbursing agent, for the Surviving Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by the Surviving Fund. The principal business address of Chase is 270 Park Avenue, New York, NY 10017. It is anticipated that subsequent to the consummation of the Reorganization, BONY will become the Surviving Fund's fund accountant and custodian.

    On August 11, 2001, Chase will receive an administration fee from the Survivng Fund of 0.10% of average daily nets assets for complex wide money market fund assets up to $100 billion and 0.05% on assets in excess of $100 billion (currently such assets are less than $100 billion). The Merging Fund pays Morgan, its administrator, a fee at an effective rate of 0.048% of its average daily net assets.

                                  PROPOSAL 2:
                              ELECTION OF TRUSTEES

    It is proposed that shareholders of the Merging Fund consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of JPMF, which is currently organized as a Massachusetts business trust. Even if the Reorganization described in Proposal 1 is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you were still a shareholder in JPMF, you are entitled to vote on this proposal. Shareholders of MFT are being asked to approve the same Trustees as are being proposed for JPMF.

    In connection with the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by JPMFAM, JPMIM and their affiliates be reorganized. JPMC and the Boards considered that the Boards of Trustees for the registered investment companies advised by J.P. Morgan Investment Management Inc. and the registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (as defined below) (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the registered investment companies advised by J.P. Morgan Investment Management Inc., and other factors the Boards deemed relevant. Therefore, the Nominees include certain JPMF's current Trustees of MFT and certain current Trustees of JPMF (including certain members of JMPF's Advisory Board). Each Nominee has consented to being named in this Combined Prospectus/ Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current mandatory retirement age of 70.(1) The Trustees have no reason to believe that any Nominee will be unavailable for election.

    Shareholders of MFT are concurrently considering the election of the same individuals to the Board of Trustees of MFT. Biographical information about the Nominees and other relevant information is set forth below. More information regarding the current Trustees of MFT and JPMF is contained in the Funds' Statements of Additional Information, which are incorporated herein by reference.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

(1) Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                 VOTE REQUIRED

    The affirmative vote of the holders of more than 50% of the voting shares of JPMF present, in person or by proxy, at the joint meeting is required to elect a Trustee of JPMF, provided that at least one-third of the outstanding voting shares of JPMF is represented at the joint meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of JPMF.

    The following are the nominees:

                                     TRUSTEE
    NAME OF NOMINEE AND CURRENT      OF JPMF       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
    POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
-----------------------------------  -------  ---  ---------------------------------------------
William J. Armstrong--               Nominee  59   Retired; formerly Vice President and
  Trustee of certain other trusts                  Treasurer, Ingersoll-Rand Company
  in the Fund Complex since 1987                   (manufacturer of industrial supplies).
                                                   Address: 287 Hampshire Ridge, Park Ridge, NJ
                                                   07656.

Roland R. Eppley, Jr.--              Nominee  68   Retired; formerly President and Chief
  Trustee of certain other trusts                  Executive Officer, Eastern States Bankcard
  in the Fund Complex since 1989                   Association Inc. (financial services)
                                                   (1971-1988); Director, Janel
                                                   Hydraulics, Inc.; formerly Director of The
                                                   Hanover Funds, Inc. (open-end mutual funds).
                                                   Address: 105 Coventry Place, Palm Beach
                                                   Gardens, FL 33418.

Ann Maynard Gray--                   Nominee  55   Former President, Diversified Publishing
  Member of Advisory Board of the                  Group and Vice President, Capital
  Trust and certain other trusts in                Cities/ABC, Inc. Ms. Gray is also a director
  the Fund Complex since 2000                      of Duke Energy Corporation and Elan
                                                   Corporation, plc (pharmaceuticals). Address:
                                                   1262 Rockrimmon Road, Stamford, CT 06903.

                                     TRUSTEE
    NAME OF NOMINEE AND CURRENT      OF JPMF       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
    POSITION WITH FUND COMPLEX        SINCE   AGE           DURING THE PAST FIVE YEARS
-----------------------------------  -------  ---  ---------------------------------------------
Matthew Healey--                      1982    63   Former Chief Executive Officer of the Trust
  Chairman of the Trust and certain                through April 2001; Chairman, Pierpont Group
  other trusts in the Fund Complex;                (provides services to trustees of investment
  Trustee of certain trusts in the                 companies), since prior to 1993. Address:
  Fund Complex since 1982                          Pine Tree Country Club Estates, 10286 Saint
                                                   Andrews Road, Boynton Beach, Florida 33436.

Fergus Reid, III*--                  Nominee  68   Chairman and Chief Executive Officer,
  Chairman of certain other trusts                 Lumelite Corporation (plastics
  in the Fund Complex; Trustee of                  manufacturing), since September 1985;
  other trusts in the Fund Complex                 Trustee, Morgan Stanley Funds. Address: 202
  since 1984                                       June Road, Stamford, CT 06903.

James J. Schonbachler--              Nominee  58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of the                  Director, Bankers Trust Company and Group
  Trust and certain other trusts in                Head and Director, Bankers Trust A.G., Zurich
  the Fund Complex since 2000                      and BT Brokerage Corp. (financial services).
                                                   Address: 3711 Northwind Court, Jupiter, FL
                                                   33477.

Leonard M. Spalding, Jr.*--          Nominee  65   Retired; formerly Chief Executive Officer of
  Trustee of certain other trusts                  Chase Mutual Funds Corp.; formerly President
  in the Fund Complex since 1998                   and Chief Executive Officer of Vista Capital
                                                   Management (investment management); and
                                                   formerly Chief Investment Executive of The
                                                   Chase Manhattan Private Bank (investment
                                                   management). Address: 2025 Lincoln Park Road,
                                                   Springfield, KY 40069.

H. Richard Vartabedian--             Nominee  65   Former President of certain other trusts in
  Trustee of certain other trusts                  the Fund Complex through April 2001;
  in the Fund Complex since 1992                   Investment Management Consultant; formerly,
                                                   Senior Investment Officer, Division Executive
                                                   of the Investment Management Division of The
                                                   Chase Manhattan Bank, N.A., 1980-1991.
                                                   Address: P.O. Box 296, Beach Road, Hendrick's
                                                   Head, Southport, ME 04576.

---------------------

  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore may be deemed to be an "interested person" of the Trust.

    If elected, each nominee would oversee 81 separate portfolios.

    The Board of Trustees and Advisory Board Members of JPMF each met five times during the 2000 calendar year, and each of these individuals attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Board of Trustees of JPMF presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.

    The Board of Trustees of JPMF presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of JPMF, the Master Portfolio and certain other investment companies in the Fund Complex, up to and including creating a separate board of trustees.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

    Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the investment companies in the Fund Complex and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

    Compensation expenses paid or accrued for the calendar year ended December 31, 2000 for each nominee are set forth below.

                                           COMPENSATION FROM         PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                        "MORGAN FUND COMPLEX"(1)       BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     ------------------------------  ---------------------  -----------------------
William J. Armstrong                                 NA                    $ 41,781              $ 90,000(10)(3)

Roland R. Eppley, Jr.                                NA                    $ 58,206              $ 91,000(10)(3)

Ann Maynard Gray                                $75,000                          NA              $ 75,000(17)(3)

Matthew Healey(4)                               $75,000                          NA              $ 75,000(17)(3)

Fergus Reid, III                                     NA                    $110,091              $202,750(10)(3)

James J. Schonbachler                           $75,000                          NA              $ 75,000(17)(3)

Leonard M. Spalding, Jr.                             NA                    $ 35,335              $ 89,000(10)(3)

H. Richard Vartabedian                               NA                    $ 86,791              $134,350(10)(3)

---------------------

  1 The Morgan Fund Complex means registered investment companies advised by JPMIM.
  2 A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 14 investment companies (as used herein, registered investment companies advised by JPMIM and JPMFAM).
  3 Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
  4  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new Combined Board per Trustee; for each retiring Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new Combined Board per Trustee.

SURVIVING FUND'S RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the

Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927,
respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing JPMF's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, each of JPMF and the Master Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. JPMF paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, it is anticipated that the Merging Fund will terminate its agreement with Pierpont Group, Inc. in connection with the Reorganization. The consolidated Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Merging Fund and the Master Portfolio during the indicated fiscal periods are set forth below:

MERGING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$10,963, $14,921 and $19,457.

MASTER PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000:
$25,893, $36,961 and $46,373.

PRINCIPAL EXECUTIVE OFFICERS

    JPMF's principal executive officers are listed below. The officers conduct and supervise the business operations of JPMF. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of Americas, New York, New York, 10036. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time.

    The principal executive officers of JPMF are as follows:

NAME AND POSITION  AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-----------------  ---  ---------------------------------------------------------------------
David Wezdenko,    37   Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko
  President and         is the Chief Operating Officer for the U.S. Mutual Funds and
  Treasurer             Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions
  (April 2001-present)         supporting the J.P. Morgan pooled funds business.
Sharon Weinberg,   41   Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg
  Vice-President        is head of Business and Product Strategy for the U.S. Mutual Funds
  and Secretary         and Financial Intermediaries business. Since joining J.P. Morgan in
                        1996 in New York, she has held numerous positions throughout the
  (April 2001-present)         asset management business in mutual funds marketing, legal and product development.

ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's, the Master Portfolio's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when MFT or JPMF engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund and the Master Portfolio and for the last fiscal year was $32,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $11,029,150.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the JPMF Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. JPMF's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition JPMF may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of JPMF to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to JPMF a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 2,013,399,213.920 Merging Fund shares. Each shareholder of the Merging Fund is entitled to the number of votes equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    The presence in person or by proxy of shareholders that own one-third of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposals. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposals.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to JPMF, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMC, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to its shareholders of the Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

INTERESTED PARTIES

    On the record date, the Trustees and officers of JPMF as a group owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Merging Fund and the percentage of any class or series of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization and the Concurrent Reorganization based upon their holdings at April 6, 2001 are as follows:

                                           AMOUNT           PERCENTAGE OF         PERCENTAGE OF
                                         OF SHARES          SURVIVING FUND     SURVIVING FUND OWNED
         NAME AND ADDRESS                  OWNED         OWNED ON RECORD DATE   UPON CONSUMMATION
-----------------------------------  ------------------  --------------------  --------------------
Kingsley & Co/JPM Asset Sweep        1,704,807,450.3000     36.69%                25.27%
  Fund Omnibus Accountr
  Attn: Special Products 2/OPS3
  500 Stanton Christiana Road
  Newark, DE 19713-2107

    On the record date, the Trustees and officers of MFT as a group owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Surviving Fund and the percentage of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization and the Concurrent Reorganization based upon their holdings at April 6, 2001 are as follows:

                                          AMOUNT         PERCENTAGE OF        PERCENTAGE OF
                                        OF SHARES      MERGING FUND OWNED  SURVIVING FUND OWNED
         NAME AND ADDRESS                 OWNED          ON RECORD DATE     UPON CONSUMMATION
-----------------------------------  ----------------  ------------------  --------------------
Chase Manhattan Bank                 116,040,685.6200     5.53%                1.72%
  FBO IMA Customers
  Attn Barbara Licata
  1985 Marcus Ave Fl 2
  New Hyde Park NY 11042-1053

National Financial Serv              105,457,565.3600     5.02%                1.56%
  Corp for the Excl Ben of Our Cust
  Church Street Station
  PO Box 3752
  New York, NY 10008-3752

                                          AMOUNT         PERCENTAGE OF        PERCENTAGE OF
                                        OF SHARES      MERGING FUND OWNED  SURVIVING FUND OWNED
         NAME AND ADDRESS                 OWNED          ON RECORD DATE     UPON CONSUMMATION
-----------------------------------  ----------------  ------------------  --------------------
Chase Manhattan Bank                 739,406,441.8800     35.22%              10.96%
  Client Services Department
  Attn Cecilia Joseph
  1 Chase Manhattan Plz Fl 16
  New York NY 10005-1401

Star Publishing Company              153,690,731.8600     7.32%                2.27%
  Attn James M Vogelpohl
  63146 E Mountain Wood Dr
  Tucson AZ 85739-1738

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Fund does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                        ADDITIONAL INFORMATION ABOUT MFT

    Information about the Surviving Fund is included in its Prospectus, which is incorporated by reference and enclosed herein. Additional information about the Surviving Fund is also included in MFT's Statement of Additional Information, which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-348-4782. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT JPMF

    Information about the Merging Fund is included in its Prospectus, which is incorporated by reference herein. Additional information about the Merging Fund is also included in JPMF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-521-5411. JPMF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of the Merging Fund for the fiscal year ended October 31, 2000, the audited financial statements, notes thereto and supplementary data of the Master Portfolio for the fiscal year ended October 31, 2000 and the audited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal year ended August 31, 2000 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Merging Fund, the Master Portfolio and the Surviving Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

    The unaudited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal period ended February 28, 2001, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

                                 OTHER BUSINESS

    The JPMF Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the JPMF Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFT nor JPMF is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to JPMF in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-521-5411.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 11th day of May, 2001 by and among J.P. Morgan Funds (the "Transferor Trust"), a Massachusetts business trust, on behalf of the J.P. Morgan Federal Money Market Fund (the "Transferor Portfolio"), Mutual Fund Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of JPMorgan Federal Money Market Fund II (formerly, Chase Vista Federal Money Market Fund) (the "Acquiring Portfolio") and J.P. Morgan Chase & Co.

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Premier/Select Class share class in exchange for shares of the Transferor Portfolio, with the amounts of shares of each share class to be determined by the parties. Any shares of beneficial interest (if any) of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by their respective custodians and J.P. Morgan Chase & Co. The determination of said parties shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about September 1, 2001 or such other date as is agreed to by the parties.

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Premier/Select Class shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per share of the Premier/Select Class shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

    The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of which as of February 28, 2001 there were outstanding 312,286,000 shares of the Premier Class Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended August 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"). The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to February 28, 2001 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since February 28, 2001, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. The Acquiring Portfolio has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code as of and since its first taxable year and intends to continue to so qualify.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

    The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest of which as of February 28, 2001 there were outstanding 1,920,547,000 shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio and for The Federal Money Market Portfolio for the fiscal year ended October 31, 2000 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio and The Federal Money Market Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. The Transferor Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Code, as of and since its first taxable year, and shall continue to so qualify until the Effective Time of the Reorganization.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

    The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor

Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

    The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

    The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since August 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by such holder immediately prior to the Reorganization (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization); and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

    (e) CONCURRENT REORGANIZATION. The reorganization of each of J.P. Morgan Institutional Service Federal Money Market Fund and J.P. Morgan Institutional Federal Money Market Fund, each a series of J.P. Morgan Institutional Funds, into the Acquiring Portfolio shall have been consummated.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

    The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 2000.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

    (g) CONCURRENT REORGANIZATION. The reorganization of each of J.P. Morgan Institutional Service Federal Money Market Fund and J.P. Morgan Institutional Federal Money Market Fund, a series of J.P. Morgan Institutional Funds, into the Acquiring Portfolio shall have been consummated.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMFAM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or J.P. Morgan Investment Management Inc. ("JPMIM") on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and JPMIM if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne by J.P. Morgan Chase & Co. ("JPMC"). Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization. In addition, JPMC or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Premier/Select Class and Institutional Class shares of the Acquiring Portfolio are not higher than those set forth in the Registration Statement For a period of three years, or one year with respect to the Agency Class and Morgan Class Shares, after the Exchange Date.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Sarah E. Cogan, Esq.

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

522 Fifth Avenue
New York, NY 10036
with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the adviser of the Transferor Trust:

522 Fifth Avenue
New York, NY 10036

if to the adviser of the Acquiring Trust:

522 Fifth Avenue
New York, NY 10036

if to J.P. Morgan Chase & Co.:

522 Fifth Avenue
New York, NY 10036

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of The State of New York.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "J.P. Morgan Institutional Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "Mutual Fund Trust" is the designation of its Trustees under a Declaration of Trust dated February 1, 1994, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                                J.P. MORGAN FUNDS

                                                on behalf of J.P. Morgan Federal Money Market Fund

                                                By:  /s/ Sharon Weinberg
                                                     ----------------------------------------------
                                                     Name: Sharon Weinberg
                                                     Title: Vice President and Secretary

                                                MUTUAL FUND TRUST

                                                on behalf of JPMorgan Federal Money Market Fund II

                                                By:  /s/ Fergus Reid, III
                                                     ----------------------------------------------
                                                     Name: Fergus Reid, III
                                                     Title: Chairman

Agreed and acknowledged with respect to
Section 9:

J.P. MORGAN CHASE & CO.

By:  /s/ George Gatch
     -----------------------------------------
     Name: George Gatch
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION

                       (SPECIAL MEETING OF SHAREHOLDERS OF
                     J.P. MORGAN FEDERAL MONEY MARKET FUND,
                         A SERIES OF J.P. MORGAN FUNDS)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 12, 2001 for the Special Meeting of Shareholders of J.P. Morgan Federal Money Market Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), to be held on July 3, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling the Merging Fund at 1-800-766-7722.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about the Surviving Fund and the Merging Fund is contained in each of MFT's and JPMF's Statements of Additional Information, which are incorporated herein by reference.

         The date of this Statement of Additional Information is May 12, 2001.

                               GENERAL INFORMATION


         The Shareholders of the Merging Fund are being asked to consider and vote on two proposals.

         With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of May 11, 2001 by and among JPMF, on behalf of the Merging Fund, and MFT, on behalf of the Surviving Fund, and JPMC, and the transactions contemplated thereby, the Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by MFT in the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization.

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its Shareholders, so that a holder of shares in the Merging Fund will receive Premier Class shares of the Surviving of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         At the Meeting, shareholders will also be asked to consider and vote upon the election of Trustees of JPMF.

         A Special Meeting of Shareholders of the Merging Fund to consider the proposals and the related transaction will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, New York, on July 3, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS


         The audited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund contained in their Annual Reports dated October 31, 2000 and August 31, 2000, respectively, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements, notes thereto and supplementary data of the Master Portfolio contained in its Annual Report dated October 31, 2000 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, which appear in each of the Merging Fund's, the Master Portfolio's and the Surviving Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Merging Fund and the Master Portfolio for the fiscal year ended October 31, 2000 and for the Surviving Fund for the fiscal year ended August 31, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

         The unaudited financial highlights, financial statements and notes thereto of the Surviving Fund for the fiscal period ended February 28, 2001, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

    The Federal Money Market Portfolio / JPMorgan Federal Money Market Fund II
              Proforma Combining Schedule of Portfolio Investments
                           February 28, 2001 (unaudited)
                             (Amounts in Thousands)

                                                                            PRINCIPAL AMOUNT
                                                      ---------------------------------------------------------
                                                                                                     PRO FORMA
                                                                                                      COMBINED
                                                                           THE                       JPMORGAN
                                                          JPMORGAN     FEDERAL MONEY                  FEDERAL
                                                       FEDERAL MONEY      MARKET      PRO FORMA     MONEY MARKET
                                                      MARKET FUND II     PORTFOLIO    ADJUSTMENTS       FUND
                                                      --------------     ---------    -----------   ------------
     MONEY MARKET INSTRUMENTS               101.77%

     U.S. GOVERNMENT AGENCY SECURITIES      94.7%

     FEDERAL FARM CREDIT BANK -             15.67%
     Federal Farm Credit Bank,
     5.13%, 04/02/01                                                      $ 2,075                      $ 2,075
     5.32%, 03/01/01                                                      250,000                      250,000
     5.35%, 03/25/01                                                      100,000                      100,000
     5.38%, 03/11/01                                                      100,000                      100,000
     5.40%, 03/10/01                                                       25,000                       25,000
     5.88%, 07/02/01                                                       50,000                       50,000
     6.60%, 03/01/01                                                       88,300                       88,300
     DN, 4.26%, 03/05/01                                                    1,375                        1,375
     DN, 4.82%, 08/27/01                                                   15,000                       15,000
     DN, 5.04%, 04/06/01                                                   38,925                       38,925
     DN, 5.07%, 01/09/02                                      50,000                                    50,000
     DN, 5.09%, 03/29/01                                                   14,000                       14,000
     DN, 5.13%, 03/26/01                                                   20,195                       20,195
     DN, 5.21%, 03/09/01                                                   72,580                       72,580
     DN, 5.39%, 03/05/01                                      20,000                                    20,000
     FRN, 6.45%, 05/01/01                                    100,000                                   100,000



     FEDERAL HOME LOAN BANK -               78.21%
     Federal Home Loan Bank,
     5.12%, 01/16/02                                          20,000                                    20,000
     5.31%, 05/01/01                                                      100,000                      100,000
     5.34%, 03/26/01                                                      100,000                      100,000
     5.37%, 03/15/01                                                      100,000                      100,000
     5.39%, 03/17/01                                                       50,000                       50,000
     5.47%, 03/01/01                                                      130,000                      130,000
     5.50%, 03/01/01                                                      100,000                      100,000
     5.89%, 07/19/01                                                       28,500                       28,500
     6.38%, 12/20/01                                          50,000                                    50,000
     6.50%, 04/26/01                                                       50,000                       50,000
     6.67%, 04/06/01                                                       40,000                       40,000
     6.75%, 03/01/01                                          25,000                                    25,000
     7.13%, 11/15/01                                          50,000                                    50,000
     DN, 4.75%, 03/01/01                                       9,005        4,032                       13,037
     DN, 4.76%, 03/09/01                                                  100,000                      100,000
     DN, 4.83%, 08/22/01                                                   15,000                       15,000
     DN, 4.86%, 08/10/01                                      35,000                                    35,000
                                                                                           VALUE
                                                           -------------------------------------------------------------
                                                                                                                 PRO FORMA
                                                                                                                  COMBINED
                                                                                                                  JPMORGAN
                                                              JPMORGAN             THE                            FEDERAL
                                                           FEDERAL MONEY      FEDERAL MONEY      PRO FORMA      MONEY MARKET
                                                           MARKET FUND II    MARKET PORTFOLIO    ADJUSTMENTS        FUND
                                                           --------------    ----------------    -----------   -------------
     MONEY MARKET INSTRUMENTS               101.77%

     U.S. GOVERNMENT AGENCY SECURITIES      94.7%

     FEDERAL FARM CREDIT BANK -             15.67%
     Federal Farm Credit Bank,
     5.13%, 04/02/01                                                           $ 2,072                            $ 2,072
     5.32%, 03/01/01                                                           250,000                            250,000
     5.35%, 03/25/01                                                           100,000                            100,000
     5.38%, 03/11/01                                                            99,993                             99,993
     5.40%, 03/10/01                                                            25,000                             25,000
     5.88%, 07/02/01                                                            49,875                             49,875
     6.60%, 03/01/01                                                            88,300                             88,300
     DN, 4.26%, 03/05/01                                                         1,374                              1,374
     DN, 4.82%, 08/27/01                                                        14,647                             14,647
     DN, 5.04%, 04/06/01                                                        38,703                             38,703
     DN, 5.07%, 01/09/02                                     47,898                                                47,898
     DN, 5.09%, 03/29/01                                                        13,943                             13,943
     DN, 5.13%, 03/26/01                                                        20,120                             20,120
     DN, 5.21%, 03/09/01                                                        72,484                             72,484
     DN, 5.39%, 03/05/01                                     19,988                                                19,988
     FRN, 6.45%, 05/01/01                                    99,992                                                99,992
                                                                                                               -----------
                                                                                                                  944,389

     FEDERAL HOME LOAN BANK -               78.21%
     Federal Home Loan Bank,
     5.12%, 01/16/02                                         19,986                                                19,986
     5.31%, 05/01/01                                                            99,975                             99,975
     5.34%, 03/26/01                                                            99,966                             99,966
     5.37%, 03/15/01                                                            99,968                             99,968
     5.39%, 03/17/01                                                            49,989                             49,989
     5.47%, 03/01/01                                                           129,965                            129,965
     5.50%, 03/01/01                                                            99,999                             99,999
     5.89%, 07/19/01                                                            28,477                             28,477
     6.38%, 12/20/01                                         50,000                                                50,000
     6.50%, 04/26/01                                                            49,992                             49,992
     6.67%, 04/06/01                                                            40,000                             40,000
     6.75%, 03/01/01                                         25,000                                                25,000
     7.13%, 11/15/01                                         50,325                                                50,325
     DN, 4.75%, 03/01/01                                      9,005              4,032                             13,037
     DN, 4.76%, 03/09/01                                                        99,881                             99,881
     DN, 4.83%, 08/22/01                                                        14,656                             14,656
     DN, 4.86%, 08/22/01                                     34,252                                                34,252

                  See Notes to Pro Forma Financial Statements.

                         PRO FINANCIAL STATEMENTS

    The Federal Money Market Portfolio / JPMorgan Federal Money Market Fund II
              Proforma Combining Schedule of Portfolio Investments
                           February 28, 2001 (unaudited)
                             (Amounts in Thousands)

                                                                            PRINCIPAL AMOUNT
                                                      ---------------------------------------------------------
                                                                                                     PRO FORMA
                                                                                                      COMBINED
                                                                            THE                       JPMORGAN
                                                          JPMORGAN     FEDERAL MONEY                  FEDERAL
                                                       FEDERAL MONEY      MARKET      PRO FORMA     MONEY MARKET
                                                      MARKET FUND II     PORTFOLIO    ADJUSTMENTS       FUND
                                                      --------------     ---------    -----------   ------------
     DN, 4.86%, 08/10/01                                      35,000                                    35,000
     DN, 4.89%, 08/15/01                                                  101,345                      101,345
     DN, 4.90%, 08/24/01                                                   62,762                       62,762
     DN, 4.92%, 08/01/01                                                   33,895                       33,895
     DN, 4.95%, 08/03/01                                      40,000                                    40,000
     DN, 5.03%, 03/16/01                                                   86,350                       86,350
     DN, 5.03%, 04/04/01                                                  148,312                      148,312
     DN, 5.07%, 05/02/01                                                   70,439                       70,439
     DN, 5.09%, 04/06/01                                                   11,480                       11,480
     DN, 5.11%, 04/25/01                                                   74,798                       74,798
     DN, 5.13%, 03/21/01                                                  213,513                      213,513
     DN, 5.16%, 04/11/01                                                   25,000                       25,000
     DN, 5.18%, 04/17/01                                                   96,199                       96,199
     DN, 5.18%, 07/06/01                                      90,000                                    90,000
     DN, 5.19%, 04/27/01                                      23,216                                    23,216
     DN, 5.21%, 03/07/01                                                  150,000                      150,000
     DN, 5.22%, 04/27/01                                                   60,000                       60,000
     DN, 5.23%, 03/01/01                                     300,000                                   300,000
     DN, 5.25%, 03/28/01                                                   50,000                       50,000
     DN, 5.26%, 04/20/01                                                  149,056                      149,056
     DN, 5.29%, 04/18/01                                                   97,656                       97,656
     DN, 5.36%, 03/02/01                                      50,000                                    50,000
     DN, 5.38%, 03/02/01                                     100,000                                   100,000
     DN, 5.46%, 03/22/01                                      50,000                                    50,000
     DN, 5.77%, 06/01/01                                                    7,313                        7,313
     DN, 5.84%, 05/11/01                                                   24,345                       24,345
     DN, 5.85%, 04/09/01                                                  121,000                      121,000
     DN, 5.88%, 06/27/01                                                  150,000                      150,000
     DN, 5.95%, 05/11/01                                      75,000                                    75,000
     DN, 6.03%, 05/01/01                                      75,000                                    75,000
     DN, 6.23%, 04/16/01                                                   51,564                       51,564
     DN, 6.37%, 05/04/01                                      50,000                                    50,000
     DN, 6.51%, 03/15/01                                      25,000                                    25,000
     DN, 6.55%, 04/09/01                                      25,000                                    25,000
     DN, 6.55%, 09/13/01                                      25,000                                    25,000
     DN, 6.57%, 04/20/01                                      25,000                                    25,000
     DN, 6.63%, 08/31/01                                      25,000                                    25,000
     FRN, 5.14%, 03/05/01                                                  98,000                       98,000
     FRN, 5.24%, 05/10/01                                     50,000                                    50,000
     FRN, 5.39%, 03/20/01                                                 100,000                      100,000
     FRN, 5.40%, 03/15/01                                                 160,000                      160,000
     FRN, 5.45%, 02/21/02                                    100,000                                   100,000
     FRN, 5.45%, 03/01/01                                                 160,000                      160,000
     FRN, 5.48%, 7/18/01                                      50,000                                    50,000
                                                                                           VALUE
                                                           -------------------------------------------------------------
                                                                                                                PRO FORMA
                                                                                                                 COMBINED
                                                                                                                 JPMORGAN
                                                              JPMORGAN             THE                           FEDERAL
                                                           FEDERAL MONEY      FEDERAL MONEY      PRO FORMA     MONEY MARKET
                                                           MARKET FUND II    MARKET PORTFOLIO    ADJUSTMENTS       FUND
                                                           --------------    ----------------    -----------   ---------
     DN, 4.86%, 08/10/01                                     34,252                                                34,252
     DN, 4.89%, 08/15/01                                                        99,074                             99,074
     DN, 4.90%, 08/24/01                                                        61,288                             61,288
     DN, 4.92%, 08/01/01                                                        33,196                             33,196
     DN, 4.95%, 08/03/01                                     39,166                                                39,166
     DN, 5.03%, 03/16/01                                                        86,153                             86,153
     DN, 5.03%, 04/04/01                                                       147,453                            147,453
     DN, 5.07%, 05/02/01                                                        69,821                             69,821
     DN, 5.09%, 04/06/01                                                        11,420                             11,420
     DN, 5.11%, 04/25/01                                                        74,208                             74,208
     DN, 5.13%, 03/21/01                                                       212,796                            212,796
     DN, 5.16%, 04/11/01                                                        24,851                             24,851
     DN, 5.18%, 04/17/01                                                        95,540                             95,540
     DN, 5.18%, 07/06/01                                     88,397                                                88,397
     DN, 5.19%, 04/27/01                                     23,027                                                23,027
     DN, 5.21%, 03/07/01                                                       149,858                            149,858
     DN, 5.22%, 04/27/01                                                        59,499                             59,499
     DN, 5.23%, 03/01/01                                    300,000                                               300,000
     DN, 5.25%, 03/28/01                                                        49,797                             49,797
     DN, 5.26%, 04/20/01                                                       147,955                            147,955
     DN, 5.29%, 04/18/01                                                        96,960                             96,960
     DN, 5.36%, 03/02/01                                     49,993                                                49,993
     DN, 5.38%, 03/02/01                                     99,985                                                99,985
     DN, 5.46%, 03/22/01                                     49,842                                                49,842
     DN, 5.77%, 06/01/01                                                         7,206                              7,206
     DN, 5.84%, 05/11/01                                                        24,064                             24,064
     DN, 5.85%, 04/09/01                                                       120,219                            120,219
     DN, 5.88%, 06/27/01                                                       147,139                            147,139
     DN, 5.95%, 05/11/01                                     74,139                                                74,139
     DN, 6.03%, 05/01/01                                     74,250                                                74,250
     DN, 6.23%, 04/16/01                                                        51,148                             51,148
     DN, 6.37%, 05/04/01                                     49,449                                                49,449
     DN, 6.51%, 03/15/01                                     24,941                                                24,941
     DN, 6.55%, 04/09/01                                     24,833                                                24,833
     DN, 6.55%, 09/13/01                                     24,163                                                24,163
     DN, 6.57%, 04/20/01                                     24,786                                                24,786
     DN, 6.63%, 08/31/01                                     24,210                                                24,210
     FRN, 5.14%, 03/05/01                                                       98,000                             98,000
     FRN, 5.24%, 05/10/01                                    49,995                                                49,995
     FRN, 5.39%, 03/20/01                                                       99,977                             99,977
     FRN, 5.40%, 03/15/01                                                      159,955                            159,955
     FRN, 5.45%, 02/21/02                                    99,981                                                99,981
     FRN, 5.45%, 03/01/01                                                      159,970                            159,970
     FRN, 5.48%, 7/18/01                                     49,987                                                49,987

                  See Notes to Pro Forma Financial Statements.

                         PRO FORMA FINANCIAL STATEMENTS

    The Federal Money Market Portfolio / JPMorgan Federal Money Market Fund II
              Pro forma Combining Schedule of Portfolio Investments
                          February 28, 2001 (unaudited)
                             (Amounts in Thousands)

                                                                            PRINCIPAL AMOUNT
                                                      ---------------------------------------------------------
                                                                                                        PRO FORMA
                                                                                                         COMBINED
                                                                            THE                          JPMORGAN
                                                          JPMORGAN     FEDERAL MONEY                      FEDERAL
                                                       FEDERAL MONEY      MARKET      PRO FORMA        MONEY MARKET
                                                      MARKET FUND II     PORTFOLIO    ADJUSTMENTS          FUND
                                                      --------------     ---------    -----------      --------
     FRN, 5.52%, 04/19/01                                                 125,000                      125,000
     FRN, 5.52%, 10/19/01                                     50,000                                    50,000
     MTN, FRN, 5.47%, 03/20/01                                75,000                                    75,000



     FEDERAL HOME LOAN MORTGAGE COMPANY -   0.82%
     Federal Home Loan Mortgage Company,
     DN, 5.13%, 03/19/01                                                   25,000                       25,000
     DN, 5.57%, 03/08/01                                                   24,790                       24,790



     STUDENT LOAN MARKETING ASSOCIATION -   6.15%
     Student Loan Marketing Association,
     DN, 5.00%, 03/01/01                                                    6,175                        6,175
     DN, 5.05%, 03/30/01                                                   30,000                       30,000
     DN, 6.02%, 04/02/01                                                   93,750                       93,750
     FRN, 5.25%, 11/15/01                                     50,000                                    50,000
     FRN, 5.28%, 07/19/01                                     28,200                                    28,200
     FRN, 5.35%, 08/23/01                                    113,000                                   113,000
     MTN, FRN, 5.25%, 09/13/01                                50,000                                    50,000



     STATE AND MUNICIPAL OBLIGATIONS -      0.91%
     Tennessee Valley Authority,
     DN, 4.28%, 03/05/01                                                   55,000                       55,000

     TOTAL INVESTMENTS -                    101.77%       $1,903,421   $4,257,724                  $ 6,161,145
                                                                                           VALUE
                                                           -------------------------------------------------------------
                                                                                                                 PRO FORMA
                                                                                                                  COMBINED
                                                                                                                  JPMORGAN
                                                              JPMORGAN             THE                            FEDERAL
                                                           FEDERAL MONEY      FEDERAL MONEY      PRO FORMA       MONEY MARKET
                                                           MARKET FUND II    MARKET PORTFOLIO    ADJUSTMENTS        FUND
                                                           --------------    ----------------    -----------   ---------
     FRN, 5.52%, 04/19/01                                                            124,946                     124,946
     FRN, 5.52%, 10/19/01                                        49,978                                           49,978
     MTN, FRN, 5.47%, 03/20/01                                   74,998                                           74,998
                                                                                                              -----------
                                                                                                               4,714,076

     FEDERAL HOME LOAN MORTGAGE COMPANY -   0.82%
     Federal Home Loan Mortgage Company,
     DN, 5.13%, 03/19/01                                                              24,933                      24,933
     DN, 5.57%, 03/08/01                                                              24,759                      24,759
                                                                                                              -----------
                                                                                                                  49,692

     STUDENT LOAN MARKETING ASSOCIATION -   6.15%
     Student Loan Marketing Association,
     DN, 5.00%, 03/01/01                                                               6,175                       6,175
     DN, 5.05%, 03/30/01                                                              29,874                      29,874
     DN, 6.02%, 04/02/01                                                              93,236                      93,236
     FRN, 5.25%, 11/15/01                                        50,000                                           50,000
     FRN, 5.28%, 07/19/01                                        28,198                                           28,198
     FRN, 5.35%, 08/23/01                                       113,011                                          113,011
     MTN, FRN, 5.25%, 09/13/01                                   49,984                                           49,984
                                                                                                              -----------
                                                                                                                 370,478

     STATE AND MUNICIPAL OBLIGATIONS -      0.91%
     Tennessee Valley Authority,
     DN, 4.28%, 03/05/01                                                              54,967                      54,967

     TOTAL INVESTMENTS -                    101.77%         $ 1,893,759          $ 4,239,843                 $ 6,133,602
                                                       (COST $1,893,759)    (COST $4,239,843)

DN - Discount Notes: The rate shown is the effective yield at the date of purchase.

FRN - Floating Rate Note: The maturity date is the actual maturity date; the rate shown is the rate in effect at February 28, 2001.

MTN - Medium Term Notes


                  See Notes to Pro Forma Financial Statements.

                     THE FEDERAL MONEY MARKET PORTFOLIO /
                    JPMORGAN FEDERAL MONEY MARKET FUND II
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                       AS OF FEBRUARY 28, 2001 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                J.P. MORGAN    J.P. MORGAN     J.P. MORGAN
                                                                               FEDERAL MONEY  INSTITUTIONAL   INSTITUTIONAL
                                                                                MARKET FUND   FEDERAL MONEY  SERVICE FEDERAL
                                                                                               MARKET FUND     MONEY MARKET
                                                                                                                   FUND

ASSETS:
Investment securities, at value                                                        $ -            $ -         $ -
Investment in The Federal Money Market Portfolio ("Portfolio"), at value         1,929,099      2,206,876      17,331
Cash                                                                                     -              -           -
Deferred organization cost                                                               -              -           4
Other assets                                                                             1            331          37
Receivables:
    Interest                                                                             -              -           -
      Expenses reimbursement from distributor                                            -              -           -

                                                                               ---------------------------------------
               Total Assets                                                      1,929,100      2,207,207      17,372
                                                                               ---------------------------------------


LIABILITIES:
Payables:
    Investment securities purchased                                                      -              -           -
      Dividends                                                                      8,054          9,268         116
      Other                                                                              5             (0)          -
Accrued liabilities:
      Investment advisory fees                                                           -              -
      Administrative service fees                                                      374            168           9
      Administration fees                                                               37             41           5
      Shareholder servicing fees                                                         -              -           -
      Custodian fees                                                                     -              -           -
      Distribution fees                                                                  -              -           -
      Other                                                                             40             82          70

                                                                               ---------------------------------------
               Total Liabilities                                                     8,510          9,559         200
                                                                               ---------------------------------------

NET ASSETS:
      Paid-in capital                                                            1,920,549      2,197,614      17,167
      Accumulated undistributed (distributions in excess of ) net
        investment income                                                               18             22           5
      Accumulated net realized gain on investment transactions                          23             12           -

                                                                               ---------------------------------------
               Net Assets                                                      $ 1,920,590    $ 2,197,648    $ 17,172
                                                                               ---------------------------------------

Shares of beneficial interest outstanding                                        1,920,547      2,197,615      17,167

Shares outstanding
      Agency
      Morgan
      Premier
      Institutional



Net Asset Value Per Share                                                           $ 1.00         $ 1.00      $ 1.00


PRO FORMA WITH CONCURRENT REORGANIZATION
JPMORGAN FEDERAL MONEY MARKET FUND
Shares outstanding
      Agency
      Morgan
      Premier
      Institutional

Net Asset Value:
      Agency
      Investor
      Premier
      Institutional

                                                                               ---------------------------------------
                                                           Cost of investments           -              -           -
                                                                               =======================================

                                                                                      THE              JPMORGAN
                                                                                  FEDERAL MONEY       FEDERAL MONEY
                                                                                MARKET PORTFOLIO     MARKET FUND II



ASSETS:
Investment securities, at value                                                    $ 4,239,843        $ 1,893,759
Investment in The Federal Money Market Portfolio ("Portfolio"), at value                     -                  -
Cash                                                                                        32                  1
Deferred organization cost                                                                   -                  -
Other assets                                                                                 4                  7
Receivables:
    Interest                                                                            11,986              6,762
    Expenses reimbursement from distributor                                                  -                  7

                                                                               -----------------    --------------
               Total Assets                                                          4,251,865          1,900,536
                                                                               -----------------    --------------


LIABILITIES:
Payables:
    Investment securities purchased                                                     98,000                  -
      Dividends                                                                              -              7,618
      Other                                                                                  -                  -
Accrued liabilities:
      Investment advisory fees                                                             412                143
      Administrative service fees                                                            1                  -
      Administration fees                                                                   81                143
      Shareholder servicing fees                                                             -                246
      Custodian fees                                                                        25                 38
      Distribution fees                                                                      -                 52
      Other                                                                                 40                519

                                                                               -----------------    --------------
               Total Liabilities                                                        98,559              8,759
                                                                               -----------------    --------------

NET ASSETS:
      Paid-in capital                                                                        -          1,891,793
      Accumulated undistributed (distributions in excess of ) net
        investment income                                                                    -                (35)
      Accumulated net realized gain on investment transactions                               -                 19

                                                                               -----------------    --------------
               Net Assets                                                          $ 4,153,306        $ 1,891,777
                                                                               -----------------    --------------

Shares of beneficial interest outstanding

Shares outstanding
      Agency                                                                                              673,027
      Investor                                                                                            312,286
      Premier                                                                                             906,471
      Institutional                                                                                             1

Net Asset Value Per Share                                                                                  $ 1.00


PRO FORMA WITH CONCURRENT REORGANIZATION
JPMORGAN FEDERAL MONEY MARKET FUND
Shares outstanding
      Agency
      Investor
      Premier
      Institutional

Net Asset Value:
      Agency
      Investor
      Premier
      Institutional

                                                                               -----------------    --------------
                                                           Cost of investments       4,239,843        $ 1,893,759
                                                                               =================    ==============
                                                                                     PRO FORMA        PRO FORMA
                                                                                    ADJUSTMENTS        COMBINED
                                                                                                      JPMORGAN
                                                                                                     FEDERAL MONEY
                                                                                                      MARKET FUND
                                                                                ------------------  --------------
ASSETS:
Investment securities, at value                                                           $ -       $ 6,133,602
Investment in The Federal Money Market Portfolio ("Portfolio"), at value           (4,153,306) (a)            -
Cash                                                                                        -                33
Deferred organization cost                                                                 (4) (b)            -
Other assets                                                                                                380
Receivables:                                                                                                  -
    Interest                                                                                -            18,748
    Expenses reimbursement from distributor                                                 4  (b)           11

                                                                               -------------------  -------------
               Total Assets                                                        (4,153,306)        6,152,774
                                                                               -------------------  -------------


LIABILITIES:
Payables:
    Investment securities purchased                                                         -            98,000
      Dividends                                                                             -            25,056
      Other                                                                                 -                 5
Accrued liabilities:
      Investment advisory fees                                                              -               555
      Administrative service fees                                                           -               552
      Administration fees                                                                   -               307
      Shareholder servicing fees                                                            -               246
      Custodian fees                                                                        -                63
      Distribution fees                                                                     -                52
      Other                                                                                 -               751

                                                                               -------------------  -------------
               Total Liabilities                                                            -           125,587
                                                                               -------------------  -------------

NET ASSETS:
      Paid-in capital                                                                       -         6,027,123
      Accumulated undistributed (distributions in excess of ) net
        investment income                                                                                    10
      Accumulated net realized gain on investment transactions                              -                54
                                                                               -------------------  -------------
               Net Assets                                                        $ (4,153,306)      $ 6,027,187
                                                                               -------------------  -------------

Shares of beneficial interest outstanding                                          (4,135,329) (d)            -

Shares outstanding
      Agency                                                                         (673,027) (e)            -
      Morgan                                                                         (312,286) (e)            -
      Premier                                                                        (906,471) (e)            -
      Institutional                                                                        (1) (e)            -

Net Asset Value Per Share


PRO FORMA WITH CONCURRENT REORGANIZATION
JPMORGAN FEDERAL MONEY MARKET FUND
Shares outstanding
      Agency                                                                          906,471  (c)      906,471
      Morgan                                                                          673,028  (c)      673,028
      Premier                                                                       2,250,000  (c)    2,250,000
      Institutional                                                                 2,197,615  (c)    2,197,615

Net Asset Value:
      Agency                                                                                             $ 1.00
      Morgan                                                                                             $ 1.00
      Premier                                                                                            $ 1.00
      Institutional                                                                                      $ 1.00

                                                                               -------------------  -------------
                                                           Cost of investments              -         6,133,602
                                                                               ===================  =============



(a)  Reallocation of investment from the feeder funds to the master portfolio.

(b)  Write-off of deferred organization expenses of the portfolio.


(c) Reflects the additional number of shares outstanding due to the Concurrent Reorganization.


(d) Reallocation of feeder fund's beneficial interest to Agency, Investor, Premier, Institutional and Reserves Shares due to the Concurrent Reorganization.

(e) Reallocation of Chase Vista Federal Money Market Fund II shares outstanding to Agency, Investor, Premier, Institutional and Reserves Shares due to the Concurrent Reorganization.


                  See Notes to Pro Forma Financial Statements.

                  THE FEDERAL MONEY MARKET PORTFOLIO / JPMORGAN
                          FEDERAL MONEY MARKET FUND II
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                        J.P. MORGAN    J.P. MORGAN     J.P. MORGAN            THE
                                                       FEDERAL MONEY  INSTITUTIONAL   INSTITUTIONAL      FEDERAL MONEY
                                                        MARKET FUND   FEDERAL MONEY  SERVICE FEDERAL   MARKET PORTFOLIO
                                                                       MARKET FUND     MONEY MARKET
                                                                                           FUND

INCOME:

  Allocated investment income from portfolio           $ 90,903          $ 117,347         $ 10,568                   $ -
  Interest income                                                                                                 224,708
                                                       ------------------------------------------------------------------
    Investment income                                    90,903            117,347           10,568               224,708
                                                       ------------------------------------------------------------------


EXPENSES:

  Investment advisory fees                                    -                  -                -                 4,538
  Administration fees                                       368                472               42                   867
  Shareholder servicing fees                              3,679              1,895               74                     -
  Financial and fund accounting services                     20                 20               20                     -
  Distribution fees                                           -                  -                -                     -
  Custodian fees                                              -                  -                -                   329
  Registration costs                                        171                223               43                     -
  Transfer agent fees                                        32                 24               12                     -
  Professional fees                                          18                 20               11                    54
  Printing and postage                                       10                  8               10                    10
  Trustees' fees                                             17                 19                1                    37
  Fund service fees                                           -                 26                1                    33
  Service organization fees                                   -                  -              432                     -
  Amortization of organizational expenses                     -                  -                1                     -
  Other                                                      28                 14                5                    22

                                                       ------------------------------------------------------------------
    Total expenses                                        4,343              2,721              652                 5,890
                                                       ------------------------------------------------------------------

    Less amounts waived
    Less earnings credit
    Less expense reimbursements                               -              2,091              169                     -

                                                       ------------------------------------------------------------------
    Net expenses                                          4,343                630              483                 5,890
                                                       ------------------------------------------------------------------

                                                       ------------------------------------------------------------------
    Net investment income                                86,560            116,717           10,085               218,818
                                                       ------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                 62                 67                5                   134
Net unrealized gain (loss) on investment transactions         -                  -                -                     -

                                                       ------------------------------------------------------------------
Net increase in net assets from operations               86,622            116,784           10,090               218,952
                                                       ==================================================================
                                                              JPMORGAN           PRO FORMA          PRO FORMA
                                                            FEDERAL MONEY       ADJUSTMENTS         COMBINED
                                                           MARKET FUND II                           JPMORGAN
                                                                                                  FEDERAL MONEY
                                                                                                   MARKET FUND
                                                                              --------------      --------------
INCOME:

  Allocated investment income from portfolio                             $ -      $ (218,818)(c)             $ -
  Interest income                                                     86,715                             311,423
                                                       ----------------------------------------------------------
    Investment income                                                 86,715        (218,818)            311,423
                                                       ----------------------------------------------------------


EXPENSES:

  Investment advisory fees                                             1,380            (176) (a)          5,742
  Administration fees                                                  1,380             890  (a)          4,019
  Shareholder servicing fees                                           3,304             168  (a)          9,120
  Financial and fund accounting services                                   -             (60) (e)              -
  Distribution fees                                                      599               -                 599
  Custodian fees                                                         131             296  (e)            756
  Registration costs                                                      53               -                 490
  Transfer agent fees                                                    458               -                 526
  Professional fees                                                       49             (24) (f)            128
  Printing and postage                                                    14             (10) (f)             42
  Trustees' fees                                                          68               -                 142
  Fund service fees                                                        -               -                  60
  Service organization fees                                                -               -                 432
  Amortization of organizational expenses                                  -               4  (d)              5
  Other                                                                    5               -                  74

                                                       ---------------------- ---------------       -------------
    Total expenses                                                     7,441           1,088              22,135
                                                       ---------------------- ---------------       -------------

    Less amounts waived                                                  546           1,088  (a)          1,634
    Less earnings credit                                                  11                                  11
    Less expense reimbursements                                           11             114  (a)          2,385

                                                       ---------------------- ---------------       -------------
    Net expenses                                                       6,873            (114)             18,105
                                                       ---------------------- ---------------       -------------

                                                       ---------------------- ---------------       -------------
    Net investment income                                             79,842        (218,704)            293,318
                                                       ---------------------- ---------------       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                              73            (134)(b)             207
Net unrealized gain (loss) on investment transactions                      -                                   -

                                                       ---------------------- ---------------       -------------
Net increase in net assets from operations                            79,915        (218,838)            293,525
                                                       ====================== ===============       =============

(a) Reflects adjustments to administrative fees and/or related waivers based on the surviving Fund's revised fee schedule.

(b)  Reflects the elimination of realized gain of the feeder funds.

(c)  Reallocation of investment income to feeder funds.

(d)  Reflects write-off of deferred organization expenses of the portfolio.

(e)  Reclassification of fund accounting into new combined custody fees.

(f)  Reduction reflects expected benefits of combined operations.

                  See Notes to Pro Forma Financial Statements.

 J.P. MORGAN FEDERAL MONEY MARKET FUND /J.P. MORGAN INSTITUTIONAL FEDERAL MONEY MARKET FUND/ J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND / THE
     FEDERAL MONEY MARKET PORTFOLIO / JPMORGAN FEDERAL MONEY MARKET FUND II

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of The Federal Money Market Portfolio ("Master Portfolio"), J.P. Morgan Federal Money Market Fund ("Federal Money Market Fund"), J.P. Morgan Institutional Service Federal Money Market Fund ("Institutional Service") and J.P. Morgan Institutional Money Market Fund ("Institutional"), (collectively the "feeder funds" of the Master Portfolio) and JPMorgan Federal Money Market Fund II ("JPMFMF") as if the proposed Concurrent Reorganization occurred as of and for the twelve months ended February 28, 2001.

Under the Concurrent Reorganization, the Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Master Portfolio and the feeder funds in exchange for shares in JPMFMF. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

2.       SHARES OF BENEFICIAL INTEREST:

Immediately prior to the Concurrent Reorganization, JPMFMF would commence offering Institutional Shares. The net asset value per share for the Institutional Shares at the commencement of offering would be identical to the closing net asset value per share for the Premier Shares immediately prior to Concurrent Reorganization.

Under the Concurrent Reorganization, the existing shares of the Federal Money Market Fund and Institutional Service Fund would be renamed Premier Class Shares and the Institutional Fund would be renamed Institutional Class Shares. The net asset values per share for the Premier and Institutional Class Shares at the commencement of offering would be identical to the closing net asset value per share for the Premier Shares immediately prior to the Reorganization. In addition, the Chase Vista and Reserve Class shares will combine and be renamed the Morgan Class and the Chase Institutional Class shares will be renamed Agency Class Shares.

Under the proposed Concurrent Reorganization, each shareholder of the Federal Money Market Fund, Institutional Class Service Fund and the Institutional Class Fund would receive shares of JPMFMF with a value equal to their holdings in their respective funds. Holders of the Federal Money Market Fund and Institutional Service will receive Premier Class Shares in JPMFMF and holders of the Institutional Fund will receive Institutional Class Shares. Therefore, as a result of the proposed Concurrent Reorganization, current shareholders of Federal Money Market Fund, Institutional Service Fund and Institutional Fund will become shareholders of JPMFMF.

The Pro Forma net asset value per share assumes the issuance of additional shares of JPMFMF, which would have been issued on February 28, 2001 in connection with the proposed Concurrent Reorganization. The amount of additional shares assumed to be issued was calculated based on the February 28, 2001 net assets of Federal Money Market Fund, Institutional Service and Institutional Class and the net asset value per share of JPMFMF- Premier Class.

JPMORGAN FEDERAL MONEY MARKET FUND II WITH CONCURRENT REORGANIZATION --
                                 (Amounts in Thousands Except Per Share Amounts)

                                                  Premier
                                                Class Shares
Increase in Shares Issued                        1,937,714
Net Assets 2/28/01                              $1,920,590
Pro Forma Net Asset Value 2/28/01                    $1.00

3.  PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for The Surviving Fund at the combined level of average net assets for the twelve months ended February 28, 2001.